UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CAPTARIS, INC.

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FOR IMMEDIATE RELEASE

THREE LEADING INDEPENDENT PROXY ADVISORY FIRMS AGREE CAPTARIS

MERGER WITH OPEN TEXT IS IN THE BEST INTERESTS OF CAPTARIS

SHAREHOLDERS

Company Urges Shareholders to Vote Promptly

Bellevue, Washington, October 21, 2008 – Captaris, Inc. (NASDAQ: CAPA), a leading provider of software products that automate document-centric processes, today announced that three leading independent proxy advisory firms, RiskMetrics, Glass Lewis & Co. and PROXY Governance, Inc., have concluded that the proposed merger with Open Text, Inc. is in the best interests of Captaris’s shareholders and recommends that Captaris’s shareholders vote for the proposed merger. The Company also announced that it has received early termination of the waiting period under the Hart-Scott-Rodino Act for the proposed merger.

The special meeting of shareholders to vote on the merger is scheduled for Friday, October 31, 2008 at 9:00 a.m. Pacific time at the Sheraton Bellevue Hotel at 100 112th Avenue, NE, Bellevue, Washington 98004. Shareholders of record as of the close of business on September 30, 2008, will be entitled to vote at the special meeting.

In its report recommending the merger with Open Text, RiskMetrics concluded, “based on our review of the terms of the transaction and the factors described above, specifically the market premium and the extensive sale process, we believe that the merger agreement warrants shareholder support.”

Glass Lewis & Co. noted that, “. . . the board of directors conducted a lengthy and rigorous sale process which involved multiple interested parties and the negotiated equity premium is greater than that paid in similar transactions observed by the financial advisor.”

PROXY Governance concluded that, “We support this transaction because it appears to place a fair value on the company based on analysts’ opinions, the overall market reaction, and the premium offered.”

Bruce L. Crockett, Chairman of the Captaris Board of Directors, stated, “We are very pleased that three leading independent proxy advisors endorse our proposed merger with Open Text. Their united front confirms our conviction that the merger offers the best value to Captaris’s shareholders and that all shareholders should vote for the merger.”

If any shareholders have questions or need assistance in voting their shares, they are encouraged to call the company’s proxy solicitor, MacKenzie Partners, at 800-322-2885.

Consummation of the proposed merger will require, among other conditions, the affirmative vote of a majority of Captaris shares outstanding. Assuming all other closing conditions are satisfied, the merger is expected to close soon after the required vote is obtained.

About Captaris, Inc.

Captaris, Inc. is a leading provider of software products that automate document-centric business processes. Captaris specializes in document capture, recognition, routing, workflow and delivery. Captaris integrated solutions provide interoperability with leading line of business applications and technology platforms. Captaris products include Captaris Workflow, Alchemy, DOKuStar, RecoStar, and Single Click Entry which are distributed through a global network of leading technology partners. Captaris customers include the entire Fortune 100 and the majority of Global 2000 companies. Headquartered in Bellevue, Washington, Captaris was founded in 1982 and is publicly traded on the Nasdaq Global Market under the symbol CAPA. Captaris has approximately 565 employees. For more information about Captaris please visit: www.captaris.com.

Important Information for Investors and Shareholders

In connection with the proposed merger, Captaris filed a definitive proxy statement (the “proxy statement”) with the Securities and Exchange Commission (the “SEC”) on October 3, 2008, which includes relevant materials in connection with the proposed transactions. This material is not a substitute for the proxy statement regarding the proposed transactions. SHAREHOLDERS OF CAPTARIS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials, and any and all documents filed by Captaris with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Captaris by directing a written request to Captaris, Inc., 301 116th Avenue SE, Suite 400, Bellevue, WA 98004, Attention: Investor Relations. Captaris’s filings with the SEC may also be obtained free of charge from Captaris’s website at www.captaris.com, under the tab labeled “Investor Relations.” Captaris and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Captaris’s shareholders in favor of the proposed transaction. Information regarding Captaris’s directors and executive officers is available in Captaris’s amendment to its annual report for fiscal year ended December 31, 2007 on Form 10-K/A, which was filed with the SEC on April 29, 2008. Additional information regarding the interests of Captaris’s potential participants is included in the proxy statement and other relevant documents filed with the SEC.

Disclaimer Regarding Forward-Looking Statements

This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the termination of the HSR waiting period and the anticipated closing of the proposed acquisition. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Captaris and Open Text have signed an agreement for a subsidiary of Open Text to merge with and into Captaris, there is no assurance that they will complete the proposed merger. The proposed merger may not occur if Captaris does not receive necessary approval of its shareholders or if either Captaris or Open Text fails to satisfy other various customary conditions to closing. Other risks and uncertainties to which Captaris is subject are discussed in its reports filed with the SEC under the caption “Risk Factors” and elsewhere, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2007 (filed with the SEC on March 17, 2008). One or more of these factors have affected, and could affect Captaris's business and financial results in future periods, and could cause actual results and issues related to the merger transaction to differ materially from plans and projections. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward-looking statements speak only as of the date of the documents in which they are made. These risks, uncertainties and factors are not exclusive, and Captaris undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.

©2008 All rights reserved. The following are registered trademarks and trademarks of Captaris Inc. and its subsidiaries: Captaris, the Captaris logo, Alchemy®, Captaris Workflow™, RightDocs™, RightFax®, RightFlow™ and RightStar™ in the U.S. and/or other jurisdictions. FaxPress™ is a registered trademark of Castelle. RecoStar, DOKuStar, DOKuStar Capture Suite, Single Click Entry, and Invoice CENTER are registered trademarks and trademarks of Captaris Document Technologies GmbH. All other brand names and trademarks are the property of their respective owners.

Captaris Investor Contacts

Peter Papano,

Captaris, Inc.

+1-425-638-4200

peterpapano@captaris.com

Tim Lynch

Joele Frank, Wilkinson Brimmer Katcher

+1-212-355-4449

tlynch@joelefrank.com

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